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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                           -----------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: January 29, 2004

                 REINSURANCE GROUP OF AMERICA, INCORPORATED
           (Exact Name of Registrant as Specified in its Charter)



           MISSOURI                    1-11848                43-1627032
(State or Other Jurisdiction of      (Commission             (IRS Employer
        Incorporation)               File Number)       Identification Number)



         1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
                   (Address of Principal Executive Office)



     Registrant's telephone number, including area code: (636) 736-7000





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ITEM 9.    REGULATION FD DISCLOSURES

        On January 29, 2004, RGA issued a press release announcing its earnings for the three months ended December 31, 2003 and providing certain additional information. In addition, RGA announced in the press release that a conference call would be held on January 30, 2004 to discuss its financial and operating results for the three months ended December 31, 2003. A copy of this press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

        The information in Item 9 of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On January 29, 2004, RGA issued a press release announcing its earnings for the three months ended December 31, 2003 and providing certain additional information. In addition, RGA announced in the press release that a conference call would be held on January 30, 2004 to discuss its financial and operating results for the three months ended December 31, 2003. A copy of this press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

        The information in Item 12 of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED

Date: January 29, 2004                  By: /s/ Jack B. Lay
                                           ----------------------------------
                                           Jack B. Lay
                                           Executive Vice President and Chief
                                           Financial Officer




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                                EXHIBIT INDEX

        Exhibit No.        Exhibit

           99.1 Press release of Reinsurance Group of America, Incorporated dated January 29, 2004 announcing fourth quarter results.